                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-00123

                                   WM Trust I
               (Exact name of registrant as specified in charter)

                 1201 Third Avenue, WMT 0822, Seattle, WA 98101
               (Address of principal executive offices) (Zip code)

                                Jeffrey L. Lunzer
                 1201 Third Avenue, WMT 0822, Seattle, WA 98101
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (206) 913-5800

                    Date of fiscal year end: October 31, 2006

                   Date of reporting period: October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS

(WM GROUP OF FUNDS LOGO)

                                            Common sense. Uncommon solutions.(R)

WM TAX-EXEMPT BOND FUND

ANNUAL REPORT

October 31, 2006                                                       (GRAPHIC)

                                                   WM Group of Funds transitions
                                                   to Principal Funds.
                                                   See article on page 2.

                                                       (PRINCIPAL(R) FUNDS LOGO)

At the WM Group of Funds, our passion is piecing individual investments together into comprehensive portfolios to make your financial plan more effective.

                                    (GRAPHIC)

                                Table of Contents

  1   Letter from the President

  2   WM Group of Funds Transitions to Principal Funds

  4   Economy & Financial Markets: Review & Outlook

  6   WM Tax-Exempt Bond Fund Performance and Investment Strategy

  8   Expense Information

  9   Financial Statements

 21   Notes to Financial Statements

 27   Report of Independent Registered Public Accounting Firm

 28   Supplemental Information

                                               NOT FDIC INSURED
                              MAY LOSE VALUE - NOT A DEPOSIT - NO BANK GUARANTEE
                                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Dear Shareholder,

                                                    (PHOTO OF WILLIAM G. PAPESH)

As we enter a new fiscal year, our fund family is moving rapidly to complete preparations for the acquisition of WM Advisors, Inc. and its subsidiaries by the Principal Financial Group(R) (The Principal(R)). We are extremely enthusiastic about the opportunity to join a company where asset management and accumulation form the core of its business and where the advisory group, Principal Global Investors, shares our expertise in asset allocation. Just as the WM Group of Funds is the 4th largest manager of target-risk asset allocation funds, The Principal is the 4th largest manager of target-date asset allocation funds.(1) Together, we will rank 4th in the overall management of asset allocation funds nationally.

On the next few pages, we introduce you to our future parent company and its world-class investment management group. I'd also like to briefly explain below how the WM Group of Funds will transition through this process.

EVOLUTION OF A FUND COMPLEX

To summarize, the 22 existing retail WM Funds will become part of Principal Investors Fund, Inc. (Principal Investors Funds) as follows:

- 15 funds will continue to be managed by their current portfolio management teams. These funds include the Tax-Exempt Bond Fund.

- 7 funds will be merged into existing Principal Investors Funds and thereafter will be managed by Principal Global Investors or one of its premier boutique asset management affiliates.(2)

We arrived at these decisions through careful consideration of many factors, two of which stand out with respect to their potential impact on shareholders:

- SHAREHOLDER EXPENSES: Each share class of a surviving fund will have an expense ratio equal to or lower than that of the corresponding share class of the current WM Fund. In certain instances, this will be achieved through an expense cap agreed to by The Principal.(3)

- PERFORMANCE: With respect to the 7 WM Funds that will merge into existing Principal Investors Funds, the Principal Investors Funds had better historical performance than the merged fund for the 1-, 3-, and 5-year periods ended September 30, 2006, as applicable.(4) Please note that past performance does not guarantee future results.

After the fund mergers in January 2007, the combined lineup will consist of 48 retail funds spanning a broad array of asset allocation, equity, and fixed-income investments.

CONTINUITY OF MANAGEMENT AND STEWARDSHIP

The Principal Funds complex also will retain many of the people who have served you and your investment needs over the previous years:

- WM ADVISORS: Our investment management group will have a new name--Edge Asset Management, Inc.--but it will remain in Seattle and employ many of WM Advisors' portfolio managers.

- WM FUNDS DISTRIBUTOR, INC. AND WM SHAREHOLDER SERVICES, INC.: These groups will form the management and staff of Principal Funds Distributor, Inc. and Principal Shareholder Services, Inc.

- WM GROUP OF FUNDS BOARD OF TRUSTEES: Four members of our current Board are proposed for election to the board of Principal Investors Fund, Inc. This group includes Dick Yancey (our Chairman and a Board member for over 30 years), Dan Pavelich (head of the Audit Committee), Kristi Blake (head of the Operations and Distribution Committee), and myself. I would also like to express my deep gratitude to Ed Davis, Carrol McGinnis, Al Osborne, Jay Rockey, and Anne Farrell for their many years of diligent service on behalf of our shareholders.

The Principal has embraced our management and staff, and I think you'll find the combined fund family reflects our best qualities, plus new capabilities and resources. On behalf of everyone at the WM Group of Funds, thank you for the support and trust that you and other shareholders have honored us with for over 65 years.

Sincerely,


/s/ William G. Papesh
-------------------------------------
William G. Papesh
President

(1)  Source: FRC. Based on assets as of September 30, 2006.

(2) Principal Global Investors, one of the primary asset management divisions of Principal Financial Group(R), consists of Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Spectrum Asset Management, Inc.; Post Advisory Group, LLC; Columbus Circle Investors; Principal Global Investors (Europe) Limited; Principal Global Investors (Singapore) Ltd; Principal Global Investors (Australia) Ltd; and Principal International, Inc., its subsidiaries and affiliates.

(3)  Expense caps are subject to limited time frames.

(4)  Excluding the WM Money Market Fund.

WM Group of Funds Transitions to Principal Funds

Earlier this year, we announced that the Principal Financial Group(R) (The Principal(R)) had agreed to acquire our fund family's operating companies. Now that the process is nearing completion, we'd like to introduce you to our future parent company and the mutual fund complex that will manage your investments.

Many of our shareholders will recognize the Principal Financial Group as a name they associate with their workplace benefits, such as their retirement plan. As the nation's 401(k) leader,(1) The Principal derives over 90% of its assets under management from retirement operations. In the U.S., it serves 42,000 employers with 2.7 million plan participants,(2) representing a large base of investors who recognize The Principal as one of "America's Retirement Experts."

To extend its services to individual investors outside of their workplace, The Principal is acquiring WM Advisors and its affiliates. When the transaction closes at the end of 2006 (see Milestones chart on the next page), we will become part of a diverse family of financial services companies -- one where asset management is central to the company's business.

WM ADVISORS JOINS WORLD-CLASS INVESTMENT MANAGER

The heart of the company's asset management organization is Principal Global Investors, an investment manager that combines wide-ranging capabilities with a truly global reach.

Like WM Advisors, Principal Global Investors is a leader within the field of asset allocation investing. While the WM Group of Funds is the 4th largest manager of target-risk asset allocation funds, The Principal is the 4th largest manager of target-date asset allocation funds.(3) The combined fund family will rank 4th in the overall management of asset allocation funds nationally.

Following the acquisition, WM Advisors will be positioned within a network of investment managers affiliated with Principal Global Investors. It will join premier boutique firms such as Columbus Circle Investors and Spectrum Asset Management, which have expertise in a variety of core asset styles and niche investments.

                           PRINCIPAL GLOBAL INVESTORS

PRINCIPAL GLOBAL INVESTORS HAS ATTRACTED A LARGE BASE OF INSTITUTIONAL ASSETS FROM CLIENTS IN 25 COUNTRIES. IT IS THE:

-    42nd largest institutional asset manager out of 778 worldwide

-    23rd largest U.S. institutional tax-exempt manager out of 500

-    5th largest real estate investment manager out of 101

-    Investment manager for 9 of the 25 largest U.S. pension funds

PRINCIPAL GLOBAL INVESTORS HAS INVESTMENT EXPERTISE IN:

-    Target-date asset allocation funds

-    Large-cap, mid-cap, and small-cap equities

-    Real estate securities

-    International equities

-    Taxable fixed-income securities

Source: Pensions & Investments Magazine. Based on assets as of December 31, 2005 or June 30, 2006.


                                      (MAP)

                                    (GRAPHIC)

                                    (GRAPHIC)

HUMBLE BEGINNINGS GIVE RISE TO GLOBAL OPERATIONS

The Principal Financial Group was founded in 1879 as Bankers Life Association, a company that provided life insurance to bankers and their employees from its headquarters in Des Moines, Iowa. From this specialized focus, the firm has expanded its product offerings to include a broad range of financial products and services: retirement and investment services, life and health insurance, and online banking. And its operations are not limited to domestic markets. A member of the Fortune 500, the Principal Financial Group serves some 16.4 million customers from its offices in 11 countries throughout Asia, Australia, Europe, Latin America, and the United States.(2)

TOP: The Equitable Building housed the company's offices from 1880 to 1917. It was the tallest office building in Iowa at the time.

BOTTOM: Present-day headquarters of the Principal Financial Group.

JANUARY FUND MERGERS LAUNCH AN EXPANDED FUND FAMILY

The fund mergers scheduled for mid-January 2007 will constitute one of the final steps in the transition process. The combined fund business groups will be known as Principal Funds. With 48 mutual funds offered to retail investors, Principal Funds can provide you with:

-    World-Class Investment Management

-    Comprehensive Asset Allocation Solutions

-    Retirement Investing Expertise

On January 16, 2007, join Principal Funds at our new Web site, www.principalfunds.com, to take a complete tour of the investment products and services available to you. In the meantime, if you have any questions about how this transition affects your account or your investments, please phone our Customer Service line at 800-222-5852.

WM GROUP OF FUNDS TRANSITIONS TO PRINCIPAL FUNDS: MILESTONES

JULY 25, 2006               AUGUST 11, 2006     DECEMBER 15, 2006     ON OR NEAR DECEMBER 31, 2006    ON OR NEAR JANUARY 12, 2007
-------------               -----------------   -----------------     ----------------------------   ----------------------------
Announcement of agreement   Voting by           WM Group of Funds     Anticipated close of           Anticipated mergers of funds
between Washington          WM Group of Funds   shareholder           acquisition
Mutual, Inc. and the        Board of Trustees   meeting for
Principal Financial Group                       voting on fund
                                                mergers

(1) The Principal ranks number one in plans where it provides administrative and investment services according to a 2006 Spectrem Group analysis of fully bundled 401(k) providers.

(2)  As of September 30, 2006.

(3)  Source: FRC. Based on assets as of September 30, 2006.

Economy & Financial Markets: Review & Outlook

ECONOMY ENTERS MID-CYCLE SLOWDOWN

We began the fiscal year with the view that U.S. economic growth would be moderate but weaker than consensus projections. Although corporate profits and consumer spending looked healthy, a slowdown in the housing market appeared likely. We thought when this housing pullback took hold, it would curtail consumers' ability to maintain refinancing-fueled spending. Our 2006 outlook also recognized that a variety of short-term and long-term forces had aligned to indicate that growth would slow.

One cyclical measure that attracted widespread headlines during the period was crude oil prices which, through elevated fuel costs, can act as a tax on consumers. The U.S. benchmark price of oil began the period at $59.77 per barrel, reached a high closing price of $77.03 in July, and then retreated to close at $58.74 on October 31, 2006.

Like crude oil prices, the rate of economic growth climbed and peaked before ending the period near its starting point. Inflation-adjusted (real) growth increased 1.8% during the final three months of 2005. With strong consumer and business spending, it surged 5.6% in early 2006. Evidence of a housing sector correction became clearer in the following months, and real growth decelerated to an estimated 2.2%. (See text highlights in chart below.)

Since housing is a lagging indicator, we believe that the full economic effects of its pullback have yet to play out. However, we expect solid job markets to mitigate the pain that housing causes consumers. Our 2007 outlook is for real growth to keep to the lower end of a 2-3% range as the economy works through a mid-cycle slowdown.

INFLATION GIVES FED PAUSE

For this kind of "soft landing" to occur, we believe that lower interest rates courtesy of the Federal Reserve (the Fed) will be a requirement. The Fed began steadily raising short-term interest rates in June 2004. Like many market participants, we entered 2006 believing that a housing-led slowdown in growth would soon spur the Fed to halt this monetary tightening campaign.

However, concerns about rising inflation dominated the Fed's mindset during the year. A price index that measures core personal consumption1 stood at 1.9% for November 2005, but inflation picked up steam and sent this gauge to 2.5% in August 2006. Inflation

(1) Source: Bureau of Economic Analysis. Monthly data measures the price index for personal consumption expenditures excluding food and energy as a percent change from the same month one year ago.

(2)  Indices are unmanaged, and individuals cannot invest directly in an index.

A WRAP-UP OF THE YEAR NOVEMBER 1, 2005 - OCTOBER 31, 2006

                                  (FLOW CHART)

Source: Bloomberg L.P. (S&P 500 data).

fears eased somewhat as energy prices headed downward and the housing market cooled. These developments allowed the Fed to leave its target for the federal funds rate unchanged at 5.25% near the end of the fiscal year.

This rate is slightly restrictive in our view. We expect the lagging effects of monetary tightening to contain inflation going forward by combining with significant deflationary forces. We also believe that the economic system has become somewhat self-regulating in recent years, alleviating the need for a highly active Fed. However, as fears of inflation continue to subside, we think the Fed will turn its sights on potential deflation and recession. We don't regard either of these conditions as likely, but we would welcome Fed actions that begin cutting interest rates early in 2007.

MARKETS MAKE LATE-PERIOD CLIMB

Uncertainty about inflation and interest rates often determined investor behavior during the fiscal year. As shown in the chart below, stock markets achieved muted gains within the early months of 2006 before retreating in May and June--a span that was framed by the year's final two Fed rate increases. The growing likelihood and then arrival of the Fed's pause kindled a rally in stocks and also benefited bonds, causing yields to fall. The S&P 500 advanced 16.34% for the fiscal year, and the Lehman Brothers Aggregate Bond Index ended the period with a total return of 5.18%.(2)

The outlook for subdued growth and inflation described above, and the potential for monetary easing by the Fed, lead us to expect that bond yields will continue inching lower in 2007. Any incoming data that sparks recession fears could create some volatility for fixed-income securities. However, we regard corporate and mortgage issues as reasonably valued and believe that they will perform in line with this risk.

Lower bond yields are also among the factors that support the prospects for moderate but positive gains by equities in 2007. Stocks continue to appear attractive relative to bonds and are likely to be assisted by fair valuations, the global flow of funds, and the generally healthy state of corporations. Cyclical economic and valuation indicators also suggest that large-cap stocks could outperform small caps and growth could outperform value. A less restrictive stance by the Fed could also accommodate the appreciation of stock prices.

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

                                  (FLOW CHART)

TAX-EXEMPT BOND FUND

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    3.14%
2004    3.89%
2003    5.19%
2002    9.81%
2001    3.92%
2000   11.49%
1999   -4.40%
1998    5.08%
1997    8.59%
1996    2.52%

INVESTMENT STRATEGY

Against a backdrop of strong economic growth, good employment data, and inflationary pressures, the Federal Reserve (the Fed) continued its tightening campaign during the first eight months of the fiscal year, raising the federal funds target rate six times to 5.25% by the end of June. In the months that followed, however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting the Fed to keep its target rate unchanged for the remainder of the period. Short-term municipal bonds posted the lowest returns within the municipal market as Fed rate increases moved yields in this portion of the curve higher. Conversely, yields on long-term municipal bonds fell dramatically in the latter months of the period, causing this segment of the market to earn the best returns.

Demand for municipal bonds continued to be strong during the period. Because prevailing interest rates were still at relatively low levels, investors increasingly sought out higher-yielding bonds. As a result, these bonds considerably outperformed high-grade issues.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5--5--4--3--2--0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the Fund's income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                            1-Year   5-Year   10-Year   Since Inception   Inception Date
                            ------   ------   -------   ---------------   --------------
CLASS A SHARES
   Net Asset Value(2)       6.42%    4.85%    5.20%         5.91%            1/3/77
   With Sales Charge        1.67%    3.90%    4.71%         5.75%

CLASS B SHARES
   Net Asset Value(2)       5.63%    4.07%    4.56%         5.01%            3/30/94
   With Sales Charge        0.62%    3.73%    4.56%         5.01%

CLASS C SHARES
   Net Asset Value(2)       5.60%    4.07%    4.40%         4.32%            3/1/02
   With Sales Charge        4.60%    4.07%    4.40%         4.32%

Lehman Brothers
   Municipal BondIndex(3)   5.76%    5.05%    5.85%           --

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 -- OCTOBER 31, 2006

                              (PERFORMANCE GRAPH)

                  TAX-EXEMPT BOND FUND
         --------------------------------------
                              Lehman Brothers
 DATE      NAV      MOP    Municipal Bond Index
------   ------   ------   --------------------
Oct-96   10,000    9,550          10,000
Nov-96   10,169    9,712          10,183
Dec-96   10,123    9,667          10,140
Jan-97   10,127    9,671          10,159
Feb-97   10,217    9,758          10,253
Mar-97   10,078    9,624          10,117
Apr-97   10,146    9,689          10,202
May-97   10,294    9,831          10,355
Jun-97   10,388    9,921          10,465
Jul-97   10,709   10,227          10,755
Aug-97   10,565   10,089          10,654
Sep-97   10,672   10,192          10,781
Oct-97   10,741   10,258          10,850
Nov-97   10,797   10,311          10,914
Dec-97   10,994   10,499          11,073
Jan-98   11,092   10,593          11,187
Feb-98   11,065   10,567          11,191
Mar-98   11,071   10,573          11,201
Apr-98   10,995   10,500          11,150
May-98   11,154   10,652          11,327
Jun-98   11,202   10,698          11,371
Jul-98   11,210   10,706          11,399
Aug-98   11,400   10,887          11,576
Sep-98   11,518   11,000          11,721
Oct-98   11,496   10,979          11,721
Nov-98   11,516   10,998          11,762
Dec-98   11,552   11,032          11,791
Jan-99   11,687   11,161          11,931
Feb-99   11,633   11,109          11,879
Mar-99   11,626   11,103          11,895
Apr-99   11,661   11,136          11,925
May-99   11,566   11,046          11,856
Jun-99   11,351   10,840          11,685
Jul-99   11,372   10,860          11,727
Aug-99   11,245   10,739          11,634
Sep-99   11,206   10,702          11,638
Oct-99   11,064   10,566          11,513
Nov-99   11,128   10,627          11,635
Dec-99   11,043   10,546          11,547
Jan-00   10,959   10,466          11,498
Feb-00   11,145   10,643          11,631
Mar-00   11,379   10,867          11,886
Apr-00   11,292   10,784          11,816
May-00   11,222   10,717          11,754
Jun-00   11,518   11,000          12,066
Jul-00   11,679   11,153          12,233
Aug-00   11,870   11,336          12,422
Sep-00   11,764   11,235          12,357
Oct-00   11,895   11,360          12,492
Nov-00   11,991   11,452          12,587
Dec-00   12,310   11,756          12,898
Jan-01   12,408   11,849          13,025
Feb-01   12,454   11,893          13,067
Mar-01   12,552   11,987          13,185
Apr-01   12,360   11,804          13,042
May-01   12,507   11,944          13,183
Jun-01   12,605   12,037          13,271
Jul-01   12,802   12,226          13,468
Aug-01   13,050   12,462          13,690
Sep-01   12,967   12,384          13,644
Oct-01   13,101   12,511          13,799
Nov-01   12,936   12,354          13,683
Dec-01   12,791   12,215          13,553
Jan-02   12,976   12,392          13,788
Feb-02   13,158   12,566          13,954
Mar-02   12,873   12,293          13,681
Apr-02   13,140   12,549          13,948
May-02   13,223   12,628          14,033
Jun-02   13,357   12,756          14,182
Jul-02   13,544   12,934          14,364
Aug-02   13,714   13,097          14,537
Sep-02   14,056   13,423          14,855
Oct-02   13,761   13,141          14,609
Nov-02   13,722   13,105          14,547
Dec-02   14,047   13,415          14,854
Jan-03   13,939   13,312          14,817
Feb-03   14,179   13,541          15,025
Mar-03   14,176   13,538          15,034
Apr-03   14,313   13,669          15,133
May-03   14,650   13,991          15,487
Jun-03   14,537   13,883          15,420
Jul-03   13,977   13,348          14,881
Aug-03   14,135   13,499          14,992
Sep-03   14,583   13,927          15,433
Oct-03   14,490   13,838          15,356
Nov-03   14,668   14,008          15,515
Dec-03   14,775   14,110          15,644
Jan-04   14,809   14,143          15,733
Feb-04   15,101   14,422          15,971
Mar-04   14,967   14,293          15,915
Apr-04   14,569   13,913          15,538
May-04   14,528   13,874          15,482
Jun-04   14,580   13,924          15,538
Jul-04   14,786   14,120          15,741
Aug-04   15,086   14,407          16,056
Sep-04   15,176   14,493          16,141
Oct-04   15,268   14,581          16,280
Nov-04   15,109   14,429          16,146
Dec-04   15,354   14,663          16,343
Jan-05   15,506   14,808          16,497
Feb-05   15,418   14,724          16,443
Mar-05   15,257   14,571          16,339
Apr-05   15,509   14,811          16,597
May-05   15,664   14,959          16,715
Jun-05   15,760   15,051          16,819
Jul-05   15,676   14,971          16,743
Aug-05   15,833   15,121          16,912
Sep-05   15,706   15,000          16,799
Oct-05   15,602   14,900          16,696
Nov-05   15,678   14,972          16,776
Dec-05   15,835   15,122          16,921
Jan-06   15,872   15,158          16,966
Feb-06   16,030   15,308          17,080
Mar-06   15,941   15,223          16,962
Apr-06   15,934   15,217          16,957
May-06   16,013   15,292          17,033
Jun-06   15,922   15,205          16,969
Jul-06   16,129   15,403          17,171
Aug-06   16,380   15,643          17,425
Sep-06   16,501   15,759          17,547
Oct-06   16,604   15,857          17,657

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(PHOTO OF THOMAS M. BYRON)   PORTFOLIO MANAGER
                             Thomas M. Byron
                             Van Kampen Asset Management

We implemented two general strategies that were the primary drivers of performance by the WM Tax-Exempt Bond Fund. First, while maintaining our focus on quality bonds, we sought to enhance the Fund's yield by increasing the portfolio's exposure to higher-yielding securities. Specifically, we added to holdings in Baa and lower-rated credits while reducing holdings rated Aaa. This strategy proved beneficial to performance as credit spreads in the high-yield segment of the market tightened to a greater extent than spreads in the high-quality market, leading high-yield bonds to considerably outperform. Second, we emphasized the long end of the yield curve, favoring bonds with maturities of 20 to 30 years. Given the flattening yield curve during the period, attractive yields were primarily found only on the very long end of the curve, and our focus here was beneficial to performance.

We pared securities rated Aa or higher to 70% of holdings. In keeping with our focus on higher-yielding bonds, we increased securities rated Baa and below to 22% of holdings.

Purchases here included hospital bonds, which have benefited from spread tightening in the sector, and tobacco revenue bonds, which have performed well due to strong market demand and a favorable litigation environment.

The Fund remained well diversified, however, across the major sectors of the municipal market. As of the end of the period, the largest sector allocations were: pre-refunded bonds, 17.6%; hospitals, 16.4%; and retail electric, 12.6%.

                                    (GRAPHIC)

FUND CHARACTERISTICS AS OF OCTOBER 31, 2006

Weighted Average Maturity (years):                   6.5
Weighted Average Duration (years):                   7.4
Portfolio Turnover (for fiscal year):                 25%
Number of Securities:                                145
Expense Ratio (Class A shares for fiscal year):     0.86%
Expense Ratio Including Interest Expense
(Class A shares for fiscal year):                   1.15%
Total Net Assets:                                 $190.8 million

PORTFOLIO COMPOSITION(4) As of 10/31/06

                                   (PIE CHART)

                As of      As of
Rating        10/31/06   10/31/05   Change
------        --------   --------   ------
Aaa              58%        64%       -6%
Aa               12%        15%       -3%
A                 8%         8%        0%
Baa              13%         8%       +5%
Ba or lower       2%         2%        0%
Not Rated         7%         3%       +4%

(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Returns shown for the index assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) May not reflect the current portfolio composition. Ratings are provided by Moody's Investors Service (Moody's). If an issue is not rated by Moody's, its Standard & Poor's rating or Fitch rating is converted to the equivalent Moody's rating and incorporated (non-rated issues are not classified by these rating services).The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

Expense Information

WM TAX-EXEMPT BOND FUND

As a shareholder of the Tax-Exempt Bond Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares, and, if applicable, contingent deferred sales charges on redemption of shares and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses (rather than the Fund's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                            ACTUAL EXPENSES
                                          (EXCLUDING INTEREST                     HYPOTHETICAL
                                           EXPENSE AND FEES)               (5% RETURN BEFORE EXPENSES)
                                  ----------------------------------   ----------------------------------
                                                           EXPENSES                             EXPENSES
                                  BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                   ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                    VALUE       VALUE      5/1/06-       VALUE       VALUE      5/1/06-     EXPENSE
                                    5/1/06    10/31/06     10/31/06      5/1/06    10/31/06     10/31/06     RATIO
                                  ---------   --------   -----------   ---------   --------   -----------   -------
Tax-Exempt Bond Fund
Class A Shares ................     $1,000     $1,042       $4.47        $1,000     $1,021       $4.43       0.87%
Class B Shares ................      1,000      1,038        8.39         1,000      1,017        8.30       1.63%
Class C Shares ................      1,000      1,038        8.42         1,000      1,017        8.33       1.64%

                                            ACTUAL EXPENSES
                                          (INCLUDING INTEREST                     HYPOTHETICAL
                                           EXPENSE AND FEES)               (5% RETURN BEFORE EXPENSES)
                                  ----------------------------------   ----------------------------------
                                                           EXPENSES                             EXPENSES
                                  BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                   ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                    VALUE       VALUE      5/1/06-       VALUE       VALUE      5/1/06-     EXPENSE
                                    5/1/06    10/31/06     10/31/06      5/1/06    10/31/06     10/31/06     RATIO
                                  ---------   --------   -----------   ---------   --------   -----------   -------
Tax-Exempt Bond Fund
Class A Shares ................     $1,000     $1,042       $ 6.28       $1,000     $1,019       $ 6.21      1.22%
Class B Shares ................      1,000      1,038        10.17        1,000      1,015        10.06      1.98%
Class C Shares ................      1,000      1,038        10.22        1,000      1,015        10.11      1.99%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Financial Statements:
Portfolio of Investments

WM TAX-EXEMPT BOND FUND                                         October 31, 2006

 PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
----------                                                            ----------
MUNICIPAL BONDS AND NOTES -- 110.3%
   ALABAMA -- 2.7%
$    1,000   Birmingham Baptist Medical Center, Special
                Care Facilities Financing Authority, Health
                Care Revenue, (Baptist Health System,
                Inc.), Series A,
                5.000% due 11/15/2030 .....................           $    1,026
     2,000   Montgomery County, Public Building Authority,
                Warrants, (Montgomery County Facilities
                Project), (MBIA Insured),
                5.000% due 03/01/2031 .....................                2,120
     2,000   University of Alabama at Birmingham,
                Hospital Revenue, Series A,
                5.000% due 09/01/2036**+++ ................                2,083
                                                                      ----------
                                                                           5,229
                                                                      ----------
   ALASKA -- 5.6%
     1,000   Alaska State Housing Finance Corporation,
                Housing Revenue, Series A, (FGIC Insured),
                5.250% due 12/01/2041 .....................                1,065
     4,500   Alaska State International Airports,
                Airport & Marina Revenue, Series B,
                (AMBAC Insured),
                5.250% due 10/01/2027 .....................                4,896
     1,235   Anchorage, Electric Utilities, Power & Light
                Revenue, Sr. Lien, (MBIA Insured),
                6.500% due 12/01/2013 .....................                1,448
     2,000   Anchorage, Ice Rink, Recreational Revenue,
                6.375% due 01/01/2020 .....................                2,180
     1,000   Northern Tobacco Securitization Corporation,
                Tobacco Settlement, Asset-Backed Revenue,
                Series A,
                5.000% due 06/01/2046 .....................                1,013
                                                                      ----------
                                                                          10,602
                                                                      ----------
   ARIZONA -- 2.5%
     2,000   Arizona Tourism & Sports Authority,
                Recreational Revenue, (Multipurpose
                Stadium Facility Project), Series A,
                (MBIA Insured),
                5.375% due 07/01/2019 .....................                2,188
     1,000   Maricopa County, Hospital Revenue,
                (Sun Health Corporation),
                5.000% due 04/01/2035 .....................                1,027
     1,500   University Medical Center Corporation,
                Hospital Revenue,
                5.000% due 07/01/2035 .....................                1,541
                                                                      ----------
                                                                           4,756
                                                                      ----------
   CALIFORNIA -- 12.1%
     1,000   Alameda County, Fremont Unified School
                District, GO, Series A, (FGIC Insured),
                5.000% due 08/01/2025 .....................                1,064
     1,000   California County, Tobacco Securitization
                Agency, Tobacco Settlement Asset-Backed
                Revenue, (Merced County Tobacco Funding
                Corporation), Series A,
                5.125% due 06/01/2038 .....................                1,028

 PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
----------                                                            ----------
$    1,000   California Educational Facilities Authority,
                College & University Revenue, (Pepperdine
                University), Series A,
                5.000% due 09/01/2033 .....................           $    1,046
             California Health Facilities Financing
                Authority, Authority Revenue:
     2,000      (Cedars-Sinai Medical Center),
                5.000% due 11/15/2034**+++ ................                2,084
     1,000      (Kaiser Permanente), Series A,
                5.000% due 04/01/2037 .....................                1,044
     5,995   California State Department of Water
                Resources, Power Supply Revenue,
                Series A,
                (MBIA-IBC Insured),
                5.250% due 05/01/2020**+++ ................                6,573
     1,000   California Statewide Communities
                Development Authority, Health Care
                Revenue,(Adventist Health System),
                Series A,
                5.000% due 03/01/2035 .....................                1,037
     2,000   Foothill Eastern Transportation Corridor
                Agency, Capital Appreciation, Toll Road
                Revenue, (MBIA Insured),
                Zero coupon due 01/15/2018 ................                1,145
     1,000   Golden State Tobacco Securitization
                Corporation, Enhanced Tobacco
                Settlement Asset-Backed Bonds, Series A,
                5.000% due 06/01/2045 .....................                1,034
     2,700   Jurupa, Unified School District, GO,
                (FGIC Insured),
                5.125% due 08/01/2022 .....................                2,881
     1,000   Northern California, Tobacco Securitization
                Authority, Tobacco Settlement
                Asset-Backed Revenue, Series A-1,
                5.375% due 06/01/2038 .....................                1,049
     7,000   San Joaquin Hills, Transportation Corridor
                Agency, Toll Road Revenue, Series A,
                (MBIA Insured),
                Zero coupon due 01/15/2034 ................                2,058
     1,000   Southern California Tobacco Securitization
                Authority, Tobacco Settlement
                Asset-Backed Revenue, Series A-1,
                5.000% due 06/01/2037 .....................                1,021
                                                                      ----------
                                                                          23,064
                                                                      ----------
   COLORADO -- 1.2%
     1,250   Colorado Health Facilities Authority, Lease
                Revenue, (Covenant Retirement
                Communities, Inc.),
                5.000% due 12/01/2035 .....................                1,276
       500   Park Creek Metropolitan Dististric, Property
                Tax Revenue,
                5.500% due 12/01/2030 .....................                  530
       500   Salida Hospital District, Hospital Revenue
                Bonds, Series 2006,
                5.250% due 10/01/2036 .....................                  502
                                                                      ----------
                                                                           2,308
                                                                      ----------

                       See Notes to Financial Statements.

WM TAX - EXEMPT BOND FUND                                       October 31, 2006

 PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
----------                                                            ----------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CONNECTICUT -- 0.9%
$    1,500   Connecticut State Special Obligation Parking,
                Airport & Marina Revenue, (Bradley
                International Airport), Series A, AMT,
                (ACA Insured),
                6.600% due 07/01/2024 .....................           $    1,642
                                                                      ----------
   DISTRICT OF COLUMBIA -- 0.3%
       500   District of Columbia, Water & Sewer
                Authority, Public Utilities Revenue, (FSA
                Insured),
                5.500% due 10/01/2017 .....................                  572
                                                                      ----------
   FLORIDA -- 7.2%
       500   Bay Laurel Center Community Development
                District, Special Assessment Bonds,
                (Candler Series Bonds),
                5.450% due 05/01/2037 .....................                  508
       110   Escambia County, Health Facilities Authority,
                Health Facilities Revenue, (Florida Health
                Care Facilities Loan-VHA Program),
                (AMBAC Insured),
                5.950% due 07/01/2020 .....................                  115
       650   Escambia County, Utilities Authority, Utility
                Systems Revenue, (FGIC Insured),
                5.250% due 01/01/2029 .....................                  675
       900   Florida Housing Finance Agency, Housing
                Revenue, (Spinnaker Cove Apartments
                Project), Series G, AMT, (AMBAC Insured),
                6.500% due 07/01/2036 .....................                  919
       800   Florida State Board of Education, Lottery
                Revenue, Series A, (FGIC Insured),
                5.250% due 07/01/2017 .....................                  851
             Highlands County Health Facilities Authority,
                Revenue, (Adventist Health System/Sunbelt
                Obligated Group):
     1,180      Series C,
                5.000% due 11/15/2031 .....................                1,231
     1,000      Series D,
                5.000% due 11/15/2035 .....................                1,039
     1,000   Hillsborough County, Port District Revenue,
                (Tampa Port Authority Project), Series A,
                AMT, (MBIA Insured),
                5.375% due 06/01/2027 .....................                1,066
       500   Orange County, Housing Finance Authority,
                MFHR, (Hands Inc. Project), Series A,
                7.000% due 10/01/2025** ...................                  537
     5,000   Orlando, Utilities Commission, Water &
                Electric Revenue,
                6.000% due 10/01/2010 .....................                5,437
     1,300   Osceola County, School Board, COP, Series A,
                (AMBAC Insured),
                5.125% due 06/01/2022 .....................                1,390
                                                                      ----------
                                                                          13,768
                                                                      ----------

 PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
----------                                                            ----------
   GEORGIA -- 3.3%
             Monroe County, Development Authority, PCR,
                (Oglethorpe Power Corporation Project),
                Series A, (MBIA-IBC Insured):
$    2,500      6.700% due 01/01/2009 .....................           $    2,661
     3,410      6.750% due 01/01/2010 .....................                3,725
                                                                      ----------
                                                                           6,386
                                                                      ----------
   HAWAII -- 1.2%
             Honolulu City and County, GO, Series A:
     1,270      (Unrefunded Balance),
                6.000% due 01/01/2012 .....................                1,408
       730      ETM,
                6.000% due 01/01/2012 .....................                  814
                                                                      ----------
                                                                           2,222
                                                                      ----------
   IDAHO -- 1.4%
     2,000   Idaho Health Facilities Authority, Health Care
                Revenue, (IHC Hospitals Inc. Project),
                6.650% due 02/15/2021 .....................                2,587
                                                                      ----------
   ILLINOIS -- 12.8%
       500   Bolingbrook, Capital Appreciation, Sales Tax
                Revenue,
                Zero coupon due 01/01/2024 ................                  489
       250   Chicago, COP, Tax Increment Allocation
                Revenue, Series A, (Diversey/Narragansett
                Redevelopment Project),
                7.460% due 02/15/2026** ...................                  268
             Chicago, O'Hare International Airport,
                Airport Revenue, 3rd Lien, Series A,
                (MBIA Insured),
     2,250      5.250% due 01/01/2025**+++ ................                2,450
                (FGIC Insured),
     2,000      5.250% due 01/01/2023**+++ ................                2,181
    10,000   Chicago, O'Hare International Airport,
                Airport Revenue, 3rd Lien, Series A-2,
                (FSA Insured),
                5.750% due 01/01/2020**+++ ................               11,035
       965   Chicago, O'Hare International Airport, Special
                Facilities Revenue, Series B,
                (Second Lien Passenger Facility), (AMBAC
                Insured),
                5.500% due 01/01/2017 .....................                1,037
             Illinois Finance Authority, Revenue Bonds:
       505      (Kewanee Hospital Project),
                5.100% due 08/15/2031 .....................                  517
       500      (Landing At Plymouth Place Project),
                Series A,
                6.000% due 05/15/2025 .....................                  530
     5,055   Metropolitan Pier & Exposition Authority,
                Capital Appreciation, Dedicated State Tax
                Revenue, Series A, (FGIC Insured),
                ETM,
                Zero coupon due 06/15/2009 ................                4,594

                       See Notes to Financial Statements.

WM TAX - EXEMPT BOND FUND                                       October 31, 2006

 PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
----------                                                            ----------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   ILLINOIS (CONTINUED)
$      500   United City of Yorkville, Special Service Area
                No. 2005-108, Special Tax,
                (Autumn Creek Project),
                6.000% due 03/01/2036 .....................           $      509
       600   Village of Pingree Grove, Special Service
                Area Number One, Special Tax,
                (Cambridge Lakes Project), Series 1,
                5.250% due 03/01/2015 .....................                  613
       250   Volo Village, Special Service Area No. 3,
                Special Tax, (Symphony Meadows Project),
                Series 1,
                6.000% due 03/01/2036 .....................                  255
                                                                      ----------
                                                                          24,478
                                                                      ----------
   INDIANA -- 3.5%
     6,000   Indiana Municipal Power Agency, Power
                Supply System Revenue, Series A, ETM,
                (MBIA Insured),
                6.125% due 01/01/2013 .....................                6,502
       230   St. Joseph County, Economic Development
                Revenue, (Holy Cross Village at Notre
                Dame Project), Series A,
                6.000% due 05/15/2026 .....................                  244
                                                                      ----------
                                                                           6,746
                                                                      ----------
   IOWA -- 0.6%
     1,000   Tobacco Settlement Authority Iowa, Tobacco
                Settlement Asset-Backed Revenue,
                Series C,
                5.500% due 06/01/2042 .....................                1,054
                                                                      ----------
   KANSAS -- 0.6%
     1,000   Lawrence, Hospital Revenue,
                (Lawrence Memorial Hospital),
                5.125% due 07/01/2026 .....................                1,060
                                                                      ----------
   KENTUCKY -- 1.1%
     2,000   Reset Optional Certificates Trust II-R,
                (CTFS-Series 651CE-2),
                5.203% due 10/01/2036**+++ ................                2,113
                                                                      ----------
   LOUISIANA -- 2.0%
     2,680   Lafayette, Utility Revenue, (MBIA Insured),
                5.250% due 11/01/2023 .....................                2,924
     1,500   Louisiana Public Facilities Authority,
                Customer Receipts Revenue, Series B, ETM,
                Zero coupon due 12/01/2019 ................                  871
                                                                      ----------
                                                                           3,795
                                                                      ----------
   MARYLAND -- 3.1%
     2,000   Baltimore, Port Facilities, Industrial
                Revenue,
                (Consolidated Coal Sales Project),
                Series B,
                6.500% due 10/01/2011 .....................                2,091

 PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
----------                                                            ----------
$      500   Maryland Health & Higher Educational
                Facilities Authority, Health Care Facilities
                Revenue, (Edenwald Issue), Series A,
                5.400% due 01/01/2037 .....................           $      525
     1,150   Maryland State Economic Development
                Corporation, Student Housing Revenue,
                (University of Maryland College Park
                Project),
                5.625% due 06/01/2035 .....................                1,277
     1,500   Maryland State Health & Higher Educational
                Facilities Authority, Health Care Revenue,
                (FHA Insured Mortgage), (Western Maryland
                Health), Series A, (MBIA  Insured),
                4.750% due 07/01/2036*** ..................                1,543
       500   Prince Georges County, Special Obligation
                Bonds, (National Harbor Project),
                5.200% due 07/01/2034 .....................                  511
                                                                      ----------
                                                                           5,947
                                                                      ----------
   MASSACHUSETTS -- 1.7%
       110   Massachusetts Bay Transportation Authority,
                Sales Tax Revenue, (Prerefunded), Series A,
                5.000% due 07/01/2035 .....................                  115
       900   Massachusetts State Development Finance
                Agency, Revenue Bonds, (Hillcrest
                Educational Centers Inc. Project),
                6.375% due 07/01/2029 .....................                  915
     1,100   Massachusetts State Health & Educational
                Facilities Authority, College & University
                Revenue, (UMass Memorial Issue),
                Series D,
                5.000% due 07/01/2033 .....................                1,124
     1,000   Massachusetts State Health & Educational
                Facilities Authority, Health Care Revenue,
                (Health Care System-Covenant Health),
                6.000% due 07/01/2031 .....................                1,089
                                                                      ----------
                                                                           3,243
                                                                      ----------
   MICHIGAN -- 1.1%
     1,000   Kent Hospital Finance Authority, Revenue
                Bonds, (Metropolitan Hospital Project),
                Series A,
                5.250% due 07/01/2030 .....................                1,043
     1,000   Michigan State Strategic Fund, Limited
                Obligation Revenue, (Detroit Edison
                Company Exempt Facilities Project),
                Series C, AMT, (XLCA Insured),
                5.450% due 12/15/2032 .....................                1,065
                                                                      ----------
                                                                           2,108
                                                                      ----------
   MINNESOTA -- 0.9%
       500   Inver Grove Heights, Nursing Home Revenue,
                (Presbyterian Homes Bloomington Care
                Center, Inc. Project),
                5.500% due 10/01/2033 .....................                  505
     1,000   St. Paul Housing and Redevelopment Authority,
                Hospital Facility Revenue, (HealthEast
                Project),
                6.000% due 11/15/2030 .....................                1,117
                                                                      ----------
                                                                           1,622
                                                                      ----------

                       See Notes to Financial Statements.

WM TAX - EXEMPT BOND FUND                                       October 31, 2006

  PRINCIPAL
   AMOUNT                                                                VALUE
   (000S)                                                               (000S)
------------                                                          ----------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   MISSOURI -- 3.2%
$    1,000   Cape Girardeau County, Industrial Development
                Authority, Health Care Facilities Revenue,
                (Southeast Hospital Association Project),
                5.625% due 06/01/2027......................           $    1,048
       750   Carthage, Hospital Revenue,
                6.000% due 04/01/2038......................                  761
       575   Fenton, Tax Increment Revenue, (Gravois
                Bluffs Improvement Project),
                7.000% due 10/01/2021......................                  666
     1,500   Missouri Joint Municipal Electric Utility
                Commission, Power and Light Revenue,
                (Plum Point Project), (MBIA Insured),
                5.000% due 01/01/2024......................                1,605
     1,000   Missouri State Health and Education Facilities
                Authority, Education Facilities Revenue,
                (University of Missouri-Columbia Arena
                Project),
                5.000% due 11/01/2018......................                1,059
     1,000   Springfield Missouri, Public Utilities
                Revenue, (FGIC Insured),
                4.500% due 08/01/2036......................                1,000
                                                                      ----------
                                                                           6,139
                                                                      ----------
   NEBRASKA -- 1.1%
     2,000   Omaha Public Power District, Electric Revenue,
                Series B, ETM,
                6.150% due 02/01/2012......................                2,172
                                                                      ----------
   NEVADA -- 1.1%
     1,000   Clark County, Airport Systems Subordinate
                Lien Revenue, Series A-2, (FGIC Insured),
                5.000% due 07/01/2036.....................                 1,046
     1,000   Reno, Sales & Room Tax Revenue, Sr. Lien,
                (ReTrac-Reno Transportation Rail Access
                Corridor Project), (AMBAC Insured),
                5.125% due 06/01/2037.....................                 1,075
                                                                      ----------
                                                                           2,121
                                                                      ----------
   NEW JERSEY -- 4.1%
     2,000   Bergen County, Improvement Authority,
                School Improvement Revenue, (Wyckoff
                Township Board of Education Project),
                (County Guaranteed),
                5.000% due 04/01/2032......................                2,127
     1,000   New Jersey Economic Development Authority,
                Cigarette Tax Revenue,
                5.500% due 06/15/2031......................                1,066

     1,000   New Jersey Economic Development Authority,
                Economic Development Revenue,
                (Kapkowski Road Landfill Project),
                5.750% due 04/01/2031......................                1,121
     1,340   New Jersey Educational Facilities Authority,
                Government Fund Grant Revenue, (Higher
                Education Capital Improvement Project),
                Series A, (AMBAC Insured),
                5.250% due 09/01/2020......................                1,458
     2,000   New Jersey State Turnpike Authority, Transit
                Revenue, Series C-1, (AMBAC Insured),
                5.000% due 01/01/2035......................                2,066
                                                                      ----------
                                                                           7,838
                                                                      ----------

  PRINCIPAL
   AMOUNT                                                                VALUE
   (000S)                                                               (000S)
------------                                                          ----------
   NEW YORK -- 7.7%
$    1,265   Metropolitan Transportation Authority, Service
                Contract Revenue, (Transportation
                Facilities Project), Series 7,
                4.750% due 07/01/2019......................           $    1,375
     1,500   Metropolitan Transportation Authority,
                Transportation Revenue, Series A,
                (FGIC Insured),
                5.250% due 11/15/2031......................                1,611
             Nassau County, Tobacco Settlement Corporation,
                Tobacco Settlement Asset-Backed Revenue,
                Series A-3:
       500      5.000% due 06/01/2035......................                  512
       500      5.125% due 06/01/2046......................                  516
     1,000   New York City Industrial Development Agency,
                Liberty Revenue Bonds, (7 World Trade
                Center, LLC Project), Series A,
                6.250% due 03/01/2015......................                1,067
       800   New York City Industrial Development Agency,
                Special Facilities Revenue, (American
                Airlines - JFK International Airport), AMT,
                7.625% due 08/01/2025......................                  966
     5,000   New York City Municipal Water Finance
                Authority, Water & Sewer Revenue,
                Series C, (MBIA Insured),
                5.000% due 06/15/2027**+++.................                5,326
       345   New York City, GO, Series H,
                5.750% due 03/15/2013......................                  374
     1,000   New York State Dormitory Authority, Mount
                Sinai NYU Health Revenue,
                5.500% due 07/01/2026......................                1,023
       365   New York State Housing Finance Agency,
                MFHR, (Secured Mortgage Program),
                Series F, AMT,
                6.625% due 08/15/2012......................                  366
       520   New York State Mortgage Agency, Homeowner
                Mortgage Revenue, Series 82, AMT,
                5.650% due 04/01/2030......................                  524
     1,000   TSASC, Inc., Asset-Backed Bonds, Series 1,
                5.125% due 06/01/2042......................                1,033
                                                                      ----------
                                                                          14,693
                                                                      ----------
   NORTH CAROLINA -- 0.6%
     1,000   Charlotte, COP, (Convention Facility Project),
                Series A,
                5.500% due 08/01/2019......................                1,100
                                                                      ----------
   OHIO -- 1.7%
     1,000   Adams County, Hospital Facilities
                Improvement Revenue, (Adams County
                Hospital Project),
                6.250% due 09/01/2020......................                1,027
     1,000   Cuyahoga County, Hospital Facilities Revenue,
                (Canton Inc. Project),
                7.500% due 01/01/2030......................                1,112
     1,000   Ohio State University, General Receipts
                Revenue, Series A,
                5.125% due 12/01/2031......................                1,052
                                                                      ----------
                                                                           3,191
                                                                      ----------

                       See Notes to Financial Statements.

WM TAX - EXEMPT BOND FUND                                       October 31, 2006

  PRINCIPAL
   AMOUNT                                                                VALUE
   (000S)                                                               (000S)
------------                                                          ----------
MUNICIPAL BONDS AND NOTES (CONTINUED)

   OKLAHOMA -- 0.1%
$      205   Oklahoma Housing & Finance Authority,
                SFMR, Series B, AMT, (GNMA Collateral),
                7.997% due 08/01/2018.......................          $      213
                                                                      ----------
   OREGON -- 2.3%
     1,000   Oregon Health Sciences University,
                College & University Revenue, Series A,
                (MBIA Insured),
                5.250% due 07/01/2022.......................               1,077
     2,000   Portland, Sewer System Revenue, Second Lien,
                Series A, (FSA Insured),
                5.250% due 06/01/2020.......................               2,171
     1,000   Portland, Tax Allocation Revenue, (Downtown
                Waterfront Urban Renewal & Redevelopment
                Project), Series A, (AMBAC Insured),
                5.750% due 06/15/2016.......................               1,079
                                                                      ----------
                                                                           4,327
                                                                      ----------
   PENNSYLVANIA -- 5.1%
             Philadelphia, Gas Works Revenue, (FSA Insured):
     2,500      (1998 General Ordinance),
                5.250% due 07/01/2029 ......................               2,615
     4,810      (1975 General Ordinance), 17th Series,
                5.375% due 07/01/2020**+++ .................               5,233
       820   Philadelphia, Parking Authority, Auto Parking
                Revenue, Series A, (AMBAC Insured),
                5.250% due 02/15/2029 ......................                 852
     1,000   Philadelphia, Redevelopment Authority Revenue,
                (Neighborhood Transformation Project),
                Series A, (FGIC Insured),
                5.500% due 04/15/2017 ......................               1,087
                                                                      ----------
                                                                           9,787
                                                                      ----------
   SOUTH CAROLINA -- 0.6%
     1,000   South Carolina Jobs-Economic Development
                Authority, IDR, (Electric & Gas Company
                Project), Series A, (AMBAC Insured),
                5.200% due 11/01/2027 ......................               1,066
                                                                      ----------
   SOUTH DAKOTA -- 0.7%
     1,250   South Dakota Health and Educational Facilities
                Authority, Health Care Revenue, (Sioux
                Valley Hospitals and Health System),
                Series A,
                5.250% due 11/01/2034 ......................               1,314
                                                                      ----------
   TENNESSEE -- 1.8%
       565   Chattanooga, Health, Educational & Housing
                Facility Board, College & University
                Revenue, (CDFI Phase I, LLC Project),
                Series B,
                5.500% due 10/01/2020 ......................                 592
             Johnson City, Health & Educational Facilities
                Board, Hospital Revenue, (Mountain States
                Health Care Facilities First Mortgage
                Project), Series A:
     1,000      7.500% due 07/01/2033 ......................               1,176
       500      5.500% due 07/01/2036 ......................                 537

  PRINCIPAL
   AMOUNT                                                                VALUE
   (000S)                                                               (000S)
------------                                                          ----------
$      500   Shelby County, Health, Educational & Housing
                Facilities Board, Health Facilities
                Revenue, (Trezevant Manor Project),
                Series A,
                5.625% due 09/01/2026 .....................           $      510
       575   Tennessee Housing Development Agency,
                Housing Revenue, (Homeownership Program),
                Series 2A, AMT,
                5.700% due 07/01/2031 .....................                  584
                                                                      ----------
                                                                           3,399
                                                                      ----------
   TEXAS -- 5.6%
       500   Alliance Airport Authority, Special Facilities
                Revenue, (FedEx Corporation Project), AMT,
                4.850% due 04/01/2021 .....................                  508
     1,500   Dallas-Fort Worth International Airport Board,
                Airport & Marina Revenue, Series A, AMT,
                (FGIC Insured),
                5.500% due 11/01/2031 .....................                1,602
     2,000   Harris County, Houston Sports Authority,
                Special Revenue, Jr. Lien, Series B,
                (MBIA Insured),
                 5.250% due 11/15/2040 ....................                2,121
        85   Houston, GO, (Public Improvement Project),
                (FSA Insured), (Unrefunded Balance),
                5.750% due 03/01/2015 .....................                   91
     1,000   Houston, Hotel Occupancy Tax & Special
                Revenue, (Convention & Entertainment
                Project), Series B, (AMBAC Insured),
                5.750% due 09/01/2015 .....................                1,089
     1,000   Lower Colorado River Authority, Transmission
                Contract Revenue, (LCRA Transmission
                Services Corporation Project),
                (FGIC Insured),
                5.000% due 05/15/2033 .....................                1,032
     1,100   Metro Health Facilities Development
                Corporation, Health Care Revenue,
                (Wilson N. Jones Memorial Hospital
                Project),
                7.200% due 01/01/2021 .....................                1,142
             North Central, Health Facilities Development
                Corporation Revenue:
     1,000   (Baylor Health Care System Project),
                Series A,
                5.125% due 05/15/2029 .....................                1,028
     1,000   (Children's Medical Center of Dallas Project),
                (AMBAC Insured),
                5.250% due 08/15/2032 .....................                1,061
     1,000   Texas Tech University System, Financing
                System Revenue, Seventh Series, (MBIA
                Insured),
                5.000% due 08/15/2025 .....................                1,068
                                                                      ----------
                                                                          10,742
                                                                      ----------
   VIRGINIA -- 0.8%
     1,000   Tobacco Settlement Financing Corporation,
                Asset-Backed Revenue,
                5.625% due 06/01/2037 .....................                1,068
       500   Virginia Beach Development Authority,
                Residential Care Facility Mortgage
                Revenue, (Westminster & Canterbury
                of Hampton Roads Inc.),
                5.375% due 11/01/2032 .....................                  515
                                                                      ----------
                                                                           1,583
                                                                      ----------

                       See Notes to Financial Statements.

WM TAX-EXEMPT BOND FUND                                         October 31, 2006

 PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
----------                                                            ----------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   WASHINGTON -- 6.3%
$    5,000   Franklin County, Pasco School District No.1,
                GO, (FSA Insured),
                5.250% due 12/01/2019 .....................           $    5,417
     3,000   King County, Kent School District No. 415,
                GO, Series C,
                6.300% due 12/01/2008 .....................                3,083
     3,000   Washington State, GO, Series B & AT-7, 6.400%
                due 06/01/2017.............................                3,583
                                                                      ----------
                                                                          12,083
                                                                      ----------
   WEST VIRGINIA -- 1.3%
     2,500   Harrison County, County Community
                Solid Waste Disposal Authority, IDR,
                (Monongahela Power Company Project),
                Series A, AMT,
                (MBIA-IBC Insured),
                6.875% due 04/15/2022 .....................                2,507
                                                                      ----------
   WISCONSIN -- 0.4%
             Wisconsin State Health & Educational
                Facilities Authority, Health Care Revenue,
                Series A:
       200      (Waukesha Memorial Hospital Project),
                (AMBAC Insured),
                7.125% due 08/15/2007 .....................                  201
       600      (Beaver Dam Community Hospitals, Inc.
                Project),
                6.000% due 08/15/2019 .....................                  635
                                                                      ----------
                                                                             836
                                                                      ----------
             Total Municipal Bonds and Notes
                (Cost $196,131) ...........................              210,413
                                                                      ----------

 PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
----------                                                            ----------
SHORT-TERM MUNICIPAL BONDS -- 1.4%
$      355   Bell County, Health Facilities Development
                Corporation Revenue, (Scott & White
                Memorial Hospital 2001-1), (MBIA Insured),
                3.650% due 08/15/2031+ ....................           $      355
     1,800   Colorado Educational & Cultural Facilities
                Authority, Recreational Revenue, (National
                Jewish Federation), Series A-4, (LOC: Bank
                of America),
                3.650% due 02/01/2034+ ....................                1,800
       600   Missouri Development Finance
                Board, Cultural Facilities Revenue,
                (Nelson Gallery Foundation), Series B,
                (MBIA Insured),
                3.630% due 12/01/2031+ ....................                  600
                                                                      ----------
             Total Short-Term Municipal Bonds
                (Cost $2,755) .............................                2,755
                                                                      ----------
TOTAL INVESTMENTS++ (Cost $198,886*) ......................              213,168
                                                                      ----------
LIABILITY FOR FLOATING RATE NOTES ISSUED IN
   CONJUNCTION WITH SECURITIES HELD -- (11.8%)
   (Cost ($22,611))
   (22,611)  Notes with interest rates ranging
                from 3.580% to 3.630% at
                October 31, 2006 and contractual
                maturities of collateral ranging
                from 2011 to 2041 (see Note 2)++++ ........              (22,611)
                                                                      ----------
TOTAL NET INVESTMENTS (Cost $176,275) .....................    99.9%     190,557
OTHER ASSETS (LIABILITIES) (NET) ..........................     0.1          196
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $  190,753
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $198,779.

**   Security deemed illiquid by the Portfolio Manager.

***  Security purchased on a when-issued basis.

+ Floating rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2006.

++ All securities segregated as collateral for futures contracts and when- issued securities.

+++ Underlying security related to Inverse Floaters entered into by the Fund. See Note 2.

++++ Floating rate securities. The interest rates shown reflect the rates in effect at October 31, 2006.

              See Notes to Financial Statements.

WM TAX-EXEMPT BOND FUND                                         October 31, 2006

                                                                        UNREALIZED
 NUMBER OF                                                     VALUE   DEPRECIATION
 CONTRACT                                                     (000S)      (000S)
----------                                                    ------   ------------
FUTURE CONTRACTS--SHORT POSITION
        85   U.S. Year Treasury Note,
                December 2006 .............................   $9,199   $        (73)
                                                              ======   ============

The Tax-Exempt Bond Fund had the following industry concentrations greater than 10.0% at October 31, 2006 (as a percentage of the total net assets of the Fund) (unaudited):

Pre-refunded/ETM               17.6%
Health Care-Hospital           16.4%
Public Power-Retail Electric   12.6%

The Tax-Exempt Bond Fund had the following insurance concentrations greater than 10.0% at October 31, 2006 (as a percentage of the total net assets of the Fund) (unaudited):

MBIA                           19.2%

                       GLOSSARY OF TERMS

ACA   -- ACA Financial Guaranty Corporation
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
COP   -- Radian Asset Assurance Inc.
ETM   -- Escrowed to Maturity
FGIC  -- Federal Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FSA   -- Financial Security Assurance
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
IBC   -- Insured Bond Certificate
IDR   -- Industrial Development Revenue
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance
MFHR  -- Multi-family Housing Revenue
PCR   -- Pollution Control Revenue
SFMR  -- Single Family Mortgage Revenue
VHA   -- Veterans Housing Authority
XLCA  -- XL Capital Assurance Inc.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities

WM TAX - EXEMPT BOND FUND                                       October 31, 2006

                                                                        (000S)
                                                                      ----------
ASSETS:
Investments, at cost ..............................................     $198,886
                                                                        ========
Investments, at value .............................................     $213,168
Cash ..............................................................           43
Interest receivable ...............................................        3,222
Receivable for Fund shares sold ...................................           70
Prepaid expenses and other receivables ............................            1
                                                                        --------
   Total Assets ...................................................      216,504
                                                                        --------
LIABILITIES:
Floating rate notes issued ........................................       22,611
Interest expense and fees payable .................................          277
Payable for Fund shares redeemed ..................................          846
Payable for when-issued securities purchased ......................        1,513
Investment advisory fee payable ...................................           81
Shareholder servicing and distribution fees payable ...............           57
Transfer agent fees payable .......................................           11
Variation margin ..................................................           40
Dividends payable .................................................          239
Accrued printing and postage expenses .............................           38
Accrued legal and audit fees ......................................           33
Accrued expenses and other payables ...............................            5
                                                                        --------
   Total Liabilities ..............................................       25,751
                                                                        --------
NET ASSETS ........................................................     $190,753
                                                                        ========
NET ASSETS CONSIST OF:
Undistributed net investment income ...............................     $    239
Accumulated net realized gain on investment transactions ..........          729
Net unrealized appreciation of investments ........................       14,209
Paid-in capital ...................................................      175,576
                                                                        --------
   Total Net Assets ...............................................     $190,753
                                                                        ========

                                                                        (000S)
                                                                      ----------
NET ASSETS:
Class A Shares ....................................................     $165,325
                                                                        ========
Class B Shares ....................................................     $ 22,881
                                                                        ========
Class C Shares ....................................................     $  2,547
                                                                        ========
SHARES OUTSTANDING:
Class A Shares ....................................................       21,477
                                                                        ========
Class B Shares ....................................................        2,972
                                                                        ========
Class C Shares ....................................................          331
                                                                        ========
CLASS A SHARES:**
Net asset value per share of beneficial interest outstanding* .....     $   7.70
                                                                        ========
Maximum sales charge ..............................................         4.50%
                                                                        ========
Maximum offering price per share of beneficial interest
   outstanding ....................................................     $   8.06
                                                                        ========
CLASS B SHARES:**
Net asset value and offering price per share of beneficial interest
   outstanding* ...................................................     $   7.70
                                                                        ========
CLASS C SHARES:**
Net asset value and offering price per share of beneficial interest
   outstanding* ...................................................     $   7.70
                                                                        ========

----------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

**   Net asset values and maximum offering prices are not shown in thousands.

                       See Notes to Financial Statements.

Statement of Operations

WM TAX - EXEMPT BOND FUND

                                                                      YEAR ENDED
                                                                       10/31/06
                                                                        (000S)
                                                                      ----------
INVESTMENT INCOME:
Interest ..........................................................      $10,866
                                                                         -------
EXPENSES:
Investment advisory fee ...........................................          992
Custodian fees ....................................................           10
Legal and audit fees ..............................................           33
Registration and filing fees ......................................           43
Printing and postage expenses .....................................           26
Interest expense and fees .........................................          579
Other .............................................................           28
Shareholder servicing and distribution fees:
   Class A Shares .................................................          424
   Class B Shares .................................................          264
   Class C Shares .................................................           25
Transfer agent fees:
   Class A Shares .................................................           74
   Class B Shares .................................................           14
   Class C Shares .................................................            2
                                                                         -------
      Total expenses ..............................................        2,514
Fees reduced by custodian credits .................................           (5)
                                                                         -------
      Net expense including interest expense and fees .............        2,509
                                                                         -------
NET INVESTMENT INCOME .............................................        8,357
                                                                         -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
   Unaffiliated security transactions .............................          834
   Futures contracts ..............................................          256
                                                                         -------
   Net realized gain on investment transactions ...................        1,090
                                                                         -------
Net change in unrealized appreciation/depreciation of:
   Securities .....................................................        2,870
   Foreign currency, futures contracts and other assets and
   liabilities ....................................................         (351)
                                                                         -------
Net change in unrealized appreciation/depreciation of investment
   transactions ...................................................        2,519
                                                                         -------
Net realized and unrealized gain on investments ...................        3,609
                                                                         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............      $11,966
                                                                         =======

Statements of Changes in Net Assets

                                                         YEAR ENDED   YEAR ENDED
                                                          10/31/06     10/31/05
                                                           (000S)       (000S)
                                                         ----------   ----------
Net investment income ................................     $  8,357     $  8,898
Net realized gain on investment transactions .........        1,090        3,616
Net change in unrealized appreciation/depreciation
   of investments ....................................        2,519       (8,065)
                                                           --------     --------
Net increase in net assets resulting from
   operations ........................................       11,966        4,449
Distributions to shareholders from:
   Net investment income:
      Class A Shares .................................       (7,298)      (7,693)
      Class B Shares .................................         (940)      (1,151)
      Class C Shares .................................          (86)         (95)
   Net realized gains on investments:
      Class A Shares .................................       (3,337)      (2,041)
      Class B Shares .................................         (566)        (392)
      Class C Shares .................................          (50)         (40)
Net increase/(decrease) in net assets from Fund share
   transactions:
      Class A Shares .................................       (9,635)      (3,754)
      Class B Shares .................................       (7,073)      (4,309)
      Class C Shares .................................          193       (1,180)
                                                           --------     --------
Net (decrease) in net assets .........................      (16,826)     (16,206)

NET ASSETS:
Beginning of year ....................................      207,579      223,785
                                                           --------     --------
End of year ..........................................     $190,753     $207,579
                                                           ========     ========
Undistributed net investment income at end of year ...     $    239     $    210
                                                           ========     ========
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income ......................................     $    240     $     --
Tax-exempt income ....................................        8,322        8,939
Long-term capital gains ..............................        3,715        2,473
                                                           --------     --------
   Total .............................................     $ 12,277     $ 11,412
                                                           ========     ========

                       See Notes to Financial Statements.

Statement of Changes in Net Assets -- Capital Stock Activity

WM Tax - Exempt Bond Fund                                       October 31, 2006

                                            ISSUED AS
                                         REINVESTMENT OF                        NET INCREASE/
                         SOLD (000S)    DIVIDENDS (000S)    REDEEMED (000S)   (DECREASE) (000S)
                       ---------------  ----------------  ------------------  -----------------
                        AMOUNT  SHARES  AMOUNT   SHARES     AMOUNT    SHARES   AMOUNT    SHARES
                       -------  ------  ------  --------  ---------  -------  --------  -------
YEAR ENDED 10/31/06:
   Class A Shares ...  $14,166   1,864  $7,234     954    $(31,035)  (4,082)  $(9,635)  (1,264)
   Class B Shares ...      572      76   1,016     134      (8,661)  (1,142)   (7,073)    (932)
   Class C Shares ...    1,531     201     116      15      (1,454)    (191)      193       25

YEAR ENDED 10/31/05:
   Class A Shares ...  $15,149   1,928  $6,593     844    $(25,496)  (3,258)  $(3,754)    (486)
   Class B Shares ...      829     105   1,001     128      (6,139)    (784)   (4,309)    (551)
   Class C Shares ...    1,798     231     103      13      (3,081)    (396)   (1,180)    (152)

                       See Notes to Financial Statements.

Statement of Cash Flows

WM Tax - Exempt Bond Fund                                       October 31, 2006

                                                                      YEAR ENDED
                                                                       10/31/06
                                                                        (000S)
                                                                      ----------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ..............   $   11,966
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
   Purchase of investments securities .............................     (101,509)
   Proceeds from disposition of investment securities .............      114,913
   Decrease in interest receivable ................................          108
   Decrease in other assets .......................................            1
   Net amortization of premium (discount) .........................         (133)
   Decrease in payable for investments purchased ..................         (219)
   Increase in payables to related parties ........................          (16)
   Increase in futures variation margin payable ...................           35
   Increase in mark-to-market on realized and unrealized gain on
      futures .....................................................          (95)
   Increase in interest and fees payable ..........................          121
   Increase in other liabilities ..................................            2
   Unrealized appreciation on securities ..........................       (2,519)
   Net realized gain from investments .............................       (1,090)
                                                                      ----------
      Net cash provided by operating activities ...................       21,565
                                                                      ----------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Increase in payable for floating rate notes issued ................        7,203
Proceeds from shares sold .........................................       16,260
Payment of shares redeemed ........................................      (41,126)
Distributions paid in cash ........................................       (3,939)
                                                                      ----------
      Net cash flow used for financing activities .................      (21,602)
                                                                      ----------
      Net decrease in cash ........................................          (37)
CASH:
Beginning of year .................................................           80
                                                                      ----------
End of year .......................................................   $       43
                                                                      ==========

                       See Notes to Financial Statements.

Financial Highlights

WM Tax - Exempt Bond Fund   For a Fund share outstanding throughout each period.





                               INCOME FROM INVESTMENT OPERATIONS
                             -------------------------------------
                                              NET                                LESS DISTRIBUTIONS
                    NET                    REALIZED                  ------------------------------------------
                   ASSET                      AND                     DIVIDENDS   DISTRIBUTIONS
                   VALUE                  UNREALIZED       TOTAL        FROM         FROM NET
                 BEGINNING       NET      GAIN/(LOSS)      FROM          NET         REALIZED
                    OF       INVESTMENT       ON        INVESTMENT   INVESTMENT      CAPITAL          TOTAL
                   PERIOD      INCOME     INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS A SHARES
Year Ended:
10/31/06           $7.70        $0.33       $ 0.15         $0.48       $(0.33)       $(0.15)         $(0.48)
10/31/05            7.95         0.33        (0.16)         0.17        (0.33)        (0.09)          (0.42)
10/31/04            7.96         0.33         0.08          0.41        (0.33)        (0.09)          (0.42)
10/31/03            7.95         0.34         0.08          0.42        (0.34)        (0.07)          (0.41)
10/31/02            7.93         0.35         0.03          0.38        (0.35)        (0.01)          (0.36)

CLASS B SHARES
Year Ended:
10/31/06           $7.70        $0.27       $ 0.15         $0.42       $(0.27)       $(0.15)         $(0.42)
10/31/05            7.95         0.27        (0.16)         0.11        (0.27)        (0.09)          (0.36)
10/31/04            7.96         0.27         0.08          0.35        (0.27)        (0.09)          (0.36)
10/31/03            7.95         0.28         0.08          0.36        (0.28)        (0.07)          (0.35)
10/31/02            7.93         0.29         0.03          0.32        (0.29)        (0.01)          (0.30)

CLASS C SHARES
Year Ended:
10/31/06           $7.70        $0.27       $ 0.15         $0.42       $(0.27)       $(0.15)         $(0.42)
10/31/05            7.95         0.27        (0.16)         0.11        (0.27)        (0.09)          (0.36)
10/31/04            7.96         0.27         0.08          0.35        (0.27)        (0.09)          (0.36)
10/31/03            7.95         0.28         0.08          0.36        (0.28)        (0.07)          (0.35)
10/31/02(3)         7.83         0.20         0.12          0.32        (0.20)           --           (0.20)

                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                         -----------------------------------------------------------
                                                      RATIO OF    RATIO OF
                                                      EXPENSES    EXPENSES
                                                         TO          TO
                                                      AVERAGE      AVERAGE     RATIO OF
                                                        NET          NET          NET
                                                       ASSETS      ASSETS     INVESTMENT
                      NET                   NET      EXCLUDING    INCLUDING     INCOME
                     ASSET                 ASSETS     INTEREST    INTEREST        TO
                     VALUE                 END OF     EXPENSE      EXPENSE      AVERAGE    PORTFOLIO
                    END OF     TOTAL       PERIOD       AND          AND          NET       TURNOVER
                    PERIOD   RETURN(1)   (IN 000S)    FEES(2)    FEES(2)(6)     ASSETS        RATE
                    ------   ---------   ---------   ---------   ----------   ----------   ---------
CLASS A SHARES
Year Ended:
10/31/06             $7.70     6.42%      $165,325    0.86%        1.15%        4.32%         25%
10/31/05              7.70     2.19        175,146    0.87         1.00         4.22          28
10/31/04              7.95     5.35        184,711    0.90         0.96         4.22          25
10/31/03              7.96     5.31        207,433    0.88         0.89         4.20          47
10/31/02              7.95     5.02        213,673    0.90         0.90         4.49          46

CLASS B SHARES
Year Ended:
10/31/06             $7.70     5.63%      $22,881     1.62%        1.91%        3.56%         25%
10/31/05              7.70     1.43        30,073     1.62         1.75         3.47          28
10/31/04              7.95     4.57        35,433     1.65         1.71         3.47          25
10/31/03              7.96     4.53        45,061     1.62         1.63         3.46          47
10/31/02              7.95     4.25        47,308     1.64         1.64         3.75          46

CLASS C SHARES
Year Ended:
10/31/06             $7.70     5.60%      $2,547      1.64%        1.93%        3.54%         25%
10/31/05              7.70     1.41        2,360      1.63         1.76         3.46          28
10/31/04              7.95     4.58        3,641      1.65         1.71         3.47          25
10/31/03              7.96     4.54        4,332      1.61         1.62         3.47          47
10/31/02(3)           7.95     4.06        2,395      1.61(5)      1.61(5)      3.78(5)       46

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Fund commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average share method.

(5)  Annualized.

(6)  Restated values for 2005, 2004, and 2003 (see Note 11).

                       See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

WM Trust I (the "Trust") was organized as a Massachusetts business trust on September 19, 1997. The Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Information presented in this report pertains only to the Tax-Exempt Bond Fund (the "Fund"). The Tax-Exempt Bond Fund is a diversified series of WM Trust I. Financial statements for the other funds included in the Trust are presented in a separate report.

WM Advisors, Inc. (the "Advisor") serves as investment advisor to the Trust. The Advisor is a wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. The Fund may offer three classes of shares:
Class A, Class B and Class C. Class A shares of the Fund are generally subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are not subject to an initial sales charge although they are subject to a CDSC if redeemed within one year from the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Fund in the preparation of its financial statements.

PORTFOLIO VALUATION:

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services retained by the Trust. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Fund's Board of Trustees, which may rely on the assistance of one or more pricing services.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is the Fund's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Board of Trustees of the Trust, reviews the value of the collateral and the creditworthiness of those banks and broker/dealers with whom the Fund enters into repurchase agreements.

FUTURES CONTRACTS:

The Fund may enter into futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts."

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

ILLIQUID INVESTMENTS:

The Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; (5) securities, the disposition of which are restricted under federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph; and (6) certain over-the-counter options.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which the Fund has valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value per share of the Fund. The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally must be sold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, the investment will be subject to the Fund's limitation on investment in illiquid securities as indicated above.

FLOATING RATE NOTES ISSUED IN CONJUNCTION WITH SECURITIES HELD:

The Fund enters into transactions in which it transfers to trusts fixed rate bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The Fund enters into shortfall and forbearance agreements with the trusts, which commit the Fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the Fund, thereby collapsing the trusts. The Fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "floating rate notes issued" in the "Statement of Assets and Liabilities". The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. At October 31, 2006, Fund investments with a value of $39,078,000 are held by the trusts and serve as collateral for the $22,611,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at October 31, 2006, are presented in the "Portfolio of Investments".

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities, they do not permit the Fund to borrow money for investment purposes, although the Fund may borrow up to 5% of its net assets for temporary or emergency purposes. Management of the Fund believes that these arrangements are consistent with the Fund's investment policies and restrictions. The Fund's Board of Trustees is reviewing these transactions in light of the Fund's investment policies and restrictions to determine what, if any, further action may be appropriate with respect to these transactions. The effects, if any, of the resolution of this matter on the Fund's financial statements are not presently determinable.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Distributions received in excess of income are recorded as a reduction of the cost of the related investments. The Fund's investment income and realized and unrealized gains and losses are allocated among the classes of the Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund will normally be declared daily and paid monthly. Distributions of any net capital gains earned by the Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees of the Trust in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, dividends payable, redesignated distributions and differing characterization of distributions made by the Fund. At October 31, 2006, the following adjustments have been reflected in the components of net assets on the "Statement of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences.

                                                          INCREASE/       INCREASE/
                                                         (DECREASE)      (DECREASE)
                                        INCREASE/       UNDISTRIBUTED    ACCUMULATED
                                       (DECREASE)      NET INVESTMENT   NET REALIZED
                                     PAID-IN CAPITAL    INCOME/(LOSS)     GAIN/LOSS
                                         (000S)            (000S)          (000S)
                                     ---------------   --------------   ------------
Tax-Exempt Bond Fund .............         $--              $(4)             $4

The above adjustments are not reflected in the calculation of net investment income per share in the Financial Highlights.

FEDERAL INCOME TAXES:

It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

EXPENSES:

General expenses of the Trust are allocated to all the Funds of the Trust based upon the relative average net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

The Advisor is entitled to a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.40% of the Fund's average daily net assets over $250 million.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as the transfer agent of the Fund. Fees are paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. For such services, the Transfer Agent receives a fee per open and closed account, in addition to reimbursement for certain out-of-pocket expenses. The Transfer Agent is entitled to a monthly fee based upon an annual rate of $20.00 per open account for all Class A, Class B and Class C shareholder accounts.

Custodian fees for the Fund have been reduced by credits allowed by the Fund's custodian for uninvested cash balances. The Fund could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended October 31, 2006, are shown separately in the "Statement of Operations."

4.   TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by the Advisor, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries a per annum retainer plus attendance fees for each meeting at which they are present. The Chairman, Committee Chairs and Committee Members receive additional remuneration for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5.   DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker/dealer and a wholly owned subsidiary of Washington Mutual, serves as distributor for the Fund. For the year ended October 31, 2006, the Distributor received $227,347 representing commissions (front-end sales charges) on Class A shares and $45,983 representing CDSCs from Class A, Class B, and Class C shares.

The Fund has adopted distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Fund to the Distributor, which in turn pays service fees to broker/dealers that provide services, such as accepting telephone inquiries, transaction requests, processing correspondence, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6.   PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended October 31, 2006, are $55,804,000 and $68,563,000, respectively.

7.   COMPONENTS OF DISTRIBUTABLE EARNINGS

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation on a tax basis are as follows:

                                                    (IN THOUSANDS)
                                                      TAX-EXEMPT
                                                         BOND
                                                         FUND
                                                    --------------
Gross tax unrealized appreciation ...............       $14,389
Gross tax unrealized depreciation ...............            --
                                                        -------
Net tax unrealized appreciation/(depreciation) ..       $14,389
                                                        =======
Undistributed ordinary income ...................       $     1
Undistributed tax-exempt income .................       $   477
Undistributed accumulated gains .................       $   550
Net unrealized appreciation/(depreciation) ......       $14,389

8.   RISK FACTORS

The Fund may invest a portion of its assets in interest rate futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

9.   NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact from the adoption of FIN 48 is being evaluated, but is not anticipated to have a material effect on the financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact that the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

10.  REORGANIZATION

On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation ("PMC") entered into an agreement with Washington Mutual, Inc. to acquire all of the outstanding stock of certain of its subsidiaries, the Advisor, the Transfer Agent and the Distributor (the "Transaction"). On August 11, 2006, the Board of Trustees approved proposed reorganizations (the "Reorganizations") pursuant to which each of the following Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of Principal Investors Fund, Inc. ("PIF"), subject to various conditions including the approval of shareholders of each Acquired Fund. A special meeting of shareholders was held on December 15, 2006, to approve the Reorganizations. Under the Reorganizations
(i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund; (ii) holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, that number of Class A, Class B, Class C and Class I shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved. The Transaction is expected to close in December 2006 and the Reorganizations will occur shortly thereafter.

As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the Acquiring Funds as follows:

WM ACQUIRED FUND:                                PIF ACQUIRING FUND:

REIT Fund                                        Real Estate Securities Fund
Equity Income Fund                               Equity Income Fund I*
Growth & Income Fund                             Disciplined LargeCap Blend Fund
West Coast Equity Fund                           West Coast Equity Fund*
Mid Cap Stock Fund                               MidCap Stock Fund*
Growth Fund                                      LargeCap Growth Fund
Small Cap Value Fund                             SmallCap Value Fund
Small Cap Growth Fund                            SmallCap Growth Fund
International Growth Fund                        Diversified International Fund
Short Term Income Fund                           Short-Term Income Fund*
U.S. Government Securities Fund                  Mortgage Securities Fund*
Income Fund                                      Income Fund*
High Yield Fund                                  High Yield Fund I*
Tax-Exempt Bond Fund                             Tax-Exempt Bond Fund I*
California Municipal Fund                        California Municipal Fund*
California Insured Intermediate Municipal Fund   California Insured Intermediate Municipal Fund*
Money Market Fund                                Money Market Fund

WM ACQUIRED FUND:                                PIF ACQUIRING FUND:

Flexible Income Portfolio                        SAM Flexible Income Portfolio*
Conservative Balanced Portfolio                  SAM Conservative Balanced Portfolio*
Balanced Portfolio                               SAM Balanced Portfolio*
Conservative Growth Portfolio                    SAM Conservative Growth Portfolio*
Strategic Growth Portfolio                       SAM Strategic Growth Portfolio*

* These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization and the Acquired Fund will be the survivor for accounting and performance reporting purposes. The other Acquiring Funds are existing PIF Funds into which the relevant WM Fund will be merged and the Acquiring Fund will be the survivor for accounting and performance reporting purposes.

11.  RESTATEMENT OF PRIOR YEAR INFORMATION

Subsequent to the issuance of its October 31, 2005, financial statements, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds during the fiscal years ended October 31, 2005, 2004 and 2003, and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the Financial Highlights presented herein for the years ended October 31, 2005, 2004 and 2003 to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense in the Statements of Operations.

                                                       2005                    2004                    2003
                                                    PREVIOUSLY     2005     PREVIOUSLY     2004     PREVIOUSLY     2003
                                                     REPORTED    RESTATED    REPORTED    RESTATED    REPORTED    RESTATED
                                                    ----------   --------   ----------   --------   ----------   --------
FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDING OCTOBER 31, 2005, 2004, 2003
RESTATED

CLASS A
EXPENSE RATIOS:
Ratio of operating expenses including interest
   expense and fees to average net assets .......      0.87%       1.00%       0.90%       0.96%       0.88%       0.89%

CLASS B
EXPENSE RATIOS:
Ratio of operating expenses including interest
   expense and fees to average net assets .......      1.62%       1.75%       1.65%       1.71%       1.62%       1.63%

CLASS C
EXPENSE RATIOS:
Ratio of operating expenses including interest
   expense and fees to average net assets .......      1.63%       1.76%       1.65%       1.71%       1.61%       1.62%

The comparable ratio in prior years was described as "Operating expenses to average net assets".

While the "Statements of Assets and Liabilities" as of October 31, 2005, 2004 and 2003 (not presented herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for floating notes issued by corresponding amounts at each year end, with no effect on previously reported net assets. The "Statements of Operations" for the years ended October 31, 2005, 2004 and 2003 (not presented herein) have not been reissued to give effect to the restatement, but the principal effects of the restatement would be to increase interest income and total interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.

Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES OF WM TRUST I AND SHAREHOLDERS OF WM TAX-EXEMPT BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of WM Tax-Exempt Bond Fund (the "Fund") (a fund of WM Trust I) as of October 31, 2006 and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WM Tax-Exempt Bond Fund as of October 31, 2006, and the results of its operations, and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 11 to the financial statements, the financial highlights for the years ended October 31, 2005, 2004 and 2003 have been restated.


Deloitte & Touche LLP

Boston, Massachusetts
December 29, 2006

Supplemental Information (unaudited)

CONSIDERATION BY THE BOARD OF TRUSTEES OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Fund's investment advisory agreement with the Advisor and sub-advisory agreement (each an "Agreement" and together the "Agreements") with Van Kampen Asset Management (the "Sub-Advisor") were approved in May and August, 2006. In connection with their approval in August 2006 of investment advisory agreements for the Fund substantially identical to the Fund's current Agreements, except with respect to dates and in contemplation of the acquisition of the Advisor by the Principal Financial Group, the Board of Trustees, Independent Trustees and the Investment Committee of the Board (the "Committee") relied on the information provided in connection with the approval of the corresponding Agreements in May 2006, as supplemented by expense and performance information provided by Lipper Inc., a third-party data provider ("Lipper"), for periods ended June 30, 2006. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees in August 2006 were the same as those in May 2006, which are discussed below, except that the Board, the Independent Trustees and the Committee also considered the supplemental expense and performance information for periods ended June 30, 2006; representations by the Principal Financial Group (see Note 10 in the Notes to Financial Statements) that, subsequent to its acquisition of the Advisor in the Transaction, there is not expected to be any reduction in the nature, quality and extent of services provided to the Fund by the Advisor; the fact that the substantive terms of the Agreements, including the advisory and sub-advisory fees payable thereunder, were not changing; and representations by the Principal Financial Group that, except as discussed with the Board of Trustees, no changes were expected in either the Advisor's investment professionals who would be providing services to the Fund or the amount of time and attention that would be devoted by such investment professionals to the Fund.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS:

Each year, the Board, including a majority of the Independent Trustees, is required to determine whether to continue the Agreements. The 1940 Act requires that the Board request and evaluate, and that the investment advisor furnish, such information as may reasonably be necessary to evaluate the terms of the Agreements. In May 2006, the Board and the Independent Trustees approved the continuation of the Agreements with, respectively, the Advisor and the Sub-Advisor, in each case following the recommendation of the Committee, a majority of the members of which are Independent Trustees, and the recommendations of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are discussed below.

REVIEW PROCESS:

The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to the Fund and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreements with representatives of the Advisor and in private session with independent legal counsel at which no representatives of the Advisor were present. The Committee, in deciding to recommend continuation of the Agreements, and the Board and the Independent Trustees, in approving such continuation, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee.

MATERIALS REVIEWED:

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Advisor and its affiliates, including reports on: the Fund's investment results; portfolio construction; portfolio composition; performance attribution; shareholder services; the Advisor's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by the Advisor and its affiliates to the Fund. In addition, in connection with its annual consideration of the Agreements, the Board requests and reviews supplementary information regarding the terms of the Agreements, performance and expense information for other investment companies derived from data compiled by Lipper, data on pre- and post-marketing profit margins for investment advisory subsidiaries of publicly traded companies prepared by Lipper, as well as additional information prepared by the Advisor, including financial and profitability information regarding the Advisor and its affiliates, descriptions of various functions undertaken by the Advisor, such as compliance monitoring practices, and information about the personnel providing investment management to the Fund. The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that the Advisor and its affiliates have entered into with various intermediaries that sell shares of the Fund. The Board also requested and reviewed information relating to other services provided to the Fund by the Advisor and its affiliates under other agreements, including information regarding so-called "fall-out" benefits to the Advisor and its affiliates due to their other relationships with the Funds, such as the administrative services contract with the Advisor described below. The Board and the Committee also received and reviewed comparative performance information regarding the Fund at each of the quarterly Board and Committee meetings.

NATURE, EXTENT AND QUALITY OF SERVICES:

Nature and Extent of Services -- In considering the continuation of the Agreements, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by the Advisor, its affiliates, and the Sub-Advisor. For the Fund, the Sub-Advisor formulates the Fund's investment policies (subject to the terms of the prospectus). The Advisor analyzes economic trends and capital market developments; evaluates the consistency, style and quality of the investment services provided to the Fund; evaluates the risk/return characteristics of the Fund by reference to the specific security holdings of the Fund; monitors the Fund's investment performance; and reports to the Board and the Committee. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by the Advisor and the Sub-Advisor in managing the Fund. The Board, the Independent Trustees and the Committee considered the in-house research capabilities of the Advisor and the Sub-Advisor as well as other resources available to the Advisor and the Sub-Advisor, including research services available to the Advisor and the Sub-Advisor as a result of securities transactions effected for the Fund. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to the Advisor and the Sub-Advisor and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreements. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreements was comparable to that typically found in mutual fund investment advisory agreements, and considered the record of the Advisor in resolving potential disputes arising under its investment advisory agreements with the WM Group of Funds in the best interests of shareholders.

Quality of Services -- The Board, the Independent Trustees and the Committee considered the quality of the services provided by the Advisor and the Sub-Advisor and the quality of their resources that are available to the Fund. The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of the Advisor, its affiliates and the Sub-Advisor and the size and functions of their staffs, as well as the reputation of the Advisor and the Sub-Advisor. In evaluating the scope and quality of the services provided by the Advisor to the Fund, the Board, the Independent Trustees and the Committee members also drew on their experiences as directors or Trustees of the WM Variable Trust Funds and, for certain Trustees, other funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the Fund by the Advisor and its affiliates under other agreements.

The Board, the Independent Trustees and the Committee concluded that the services provided by the Advisor and the Sub-Advisor have benefited and should continue to benefit the Fund and its shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophies, processes, and research capabilities of the Advisor and the Sub-Advisor were well suited to the Fund, given its investment objectives and policies. The Board, the Independent Trustees and the Committee concluded that the scope of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements was consistent with the Fund's operational requirements, including, in addition to its investment objectives, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by the Advisor and the Sub-Advisor were sufficient, in light of the resources dedicated by the Advisor and the Sub-Advisor and their integrity, personnel, systems and financial resources, to merit approval of the continuation of the Agreements.

PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE:

In their evaluation of the quality of the portfolio management services provided by the Advisor and the Sub-Advisor, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the Fund's portfolio manager. The Board, the Independent Trustees and the Committee considered the Fund's record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the Fund's historical performance to relevant market indices or blends of market indices for the 1-, 3- and 5-year (or since inception) periods ended March 31, 2006, and to average performance information for peer groups, prepared by Lipper based on the performance of other investment companies with similar investment objectives over the 1-, 3-, 5-, and 10-year periods ended December 31, 2005. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board, the Independent Trustees and the Committee concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Agreements. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing as expected, given market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Advisor had taken or was taking steps designed to improve the Fund's investment performance. After reviewing the foregoing factors, the Board, the Independent Trustees and the Committee concluded that the Advisor's and Sub-Advisor's performance record and investment processes used in managing the Fund were sufficient to merit approval of the continuation of the Agreements.

MANAGEMENT FEES AND EXPENSES:

The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative, transfer agent, and service and distribution fees paid to the Advisor, its affiliates, and the Sub-Advisor and the total expenses borne by the Fund. They discussed trends in total expense ratios for the Fund. The Board, the Independent Trustees and the Committee reviewed the transfer agency fees paid by the Fund to the Transfer Agent and the distribution (12b-1) fees paid to the Distributor. The Board, the Independent Trustees and the Committee considered the Fund's management fees relative to those of its respective peer group as determined by Lipper. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreements bore a reasonable relationship to the scope and quality of the services provided.

PROFITABILITY AND ECONOMIES OF SCALE:

Profitability -- The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by the Advisor and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of their relationships with the Fund. The Board, the Independent Trustees and the Committee considered trends in the profitability of the Advisor and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly traded parent companies. The Board, the Independent Trustees and the Committee considered that the Advisor must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund (and in connection therewith, reviewed information regarding the structure of compensation of the Advisor's investment professionals) and that maintaining the financial viability of the Advisor is important in order for it to continue to provide significant services to the Fund and its shareholders. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits the Advisor receives as a result of its relationship with the Fund, including compensation paid to the Advisor and its affiliates under other agreements, such as transfer agency fees to the Transfer Agent, and 12b-1 fees and sales charges to the Distributor, and reputational benefits. The Trustees did not evaluate the profitability to the Sub-Advisor of its relationship with the Fund because the structure of the Agreements is such that the fees payable to the Advisor are reduced by any fees payable to the Sub-Advisor and they concluded that negotiations between the Advisor and the Sub-Advisor had been entirely at arm's-length.

Economies of Scale -- The Board, the Independent Trustees and the Committee reviewed the extent to which the Advisor may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the breakpoints in the Fund's advisory fees. The Board, the Independent Trustees and the Committee considered the extent to which economies of scale might be realized (if at all) by the Advisor across a variety of products and services included within the WM Group of Funds.

The Board, the Independent Trustees and the Committee concluded that the Fund's cost structure was reasonable given the scope and quality of the services provided to the Fund and that the Advisor was sharing any economies of scale with the Fund and its shareholders.

ADDITIONAL CONSIDERATIONS:

The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by the Advisor to other clients. The Trustees considered the procedures of the Advisor designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisor in these matters.

CONCLUSIONS:

Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trustees and the Committee concluded that the Agreements and the fees payable to the Advisor and the Sub-Advisor are fair and reasonable to the Fund and its shareholders, given the scope and quality of the services provided to the Fund and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment, and that the continuation of the Agreements was in the best interests of the Fund and its shareholders. The Board and the Independent Trustees unanimously approved the continuation of the Agreements.

OTHER FUND INFORMATION

TAX INFORMATION:

The following tax information for the fiscal year ended October 31, 2006, is provided pursuant to the provisions of the Internal Revenue Code. The amount of long-term capital gains is $3,715,000. Of the distributions made from investment income, 99.97% are tax exempt for regular federal income tax purposes. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

SCHEDULES OF INVESTMENTS:

The Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 800-SEC-0330.

PROXY VOTING INFORMATION:

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Trust's Statement of Additional Information which is available, without charge and upon request, by calling 800-222-5852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

TRUSTEES AND OFFICERS INFORMATION

NAME, AGE, AND ADDRESS(1)      LENGTH OF                   PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE(4)   TIME SERVED(2)              DURING PAST 5 YEARS                         HELD BY TRUSTEE
----------------------------   --------------              -----------------------                     -------------------
Kristianne Blake               Composite Funds-3 years     CPA specializing in personal financial      Avista Corporation; Frank
Age 52                         WM Group of Funds-8 years   and tax planning.                           Russell Investment Company;
                                                                                                       Russell Investment Funds;
                                                                                                       University of Washington.

Edmond R. Davis, Esq.          Sierra Funds-8 years        Partner at the law firm of Davis & Whalen   Braille Institute of America,
Age 78                         WM Group of Funds-8 years   LLP. Prior thereto, partner at the law      Inc; Children's Bureau of
                                                           firm of Brobeck, Phlegar & Harrison, LLP.   Southern California,
                                                                                                       Children's Bureau Foundation;
                                                                                                       Fifield Manors, Inc.

Carrol R. McGinnis             Griffin Funds-3 years       Private investor since 1994. Prior          Baptist Foundation of Texas;
Age 63                         WM Group of Funds-7 years   thereto, President and Chief Operating      Concord Trust Company.
                                                           Officer of Transamerica Fund Management
                                                           Company.

Alfred E. Osborne,             Sierra Funds-7 years        Senior Associate Dean, University of        K2, Inc.; First Pacific
Jr., Ph.D.                     WM Group of Funds-8 years   California at Los Angeles Anderson          Advisors' Funds; EMAK
Age 62                                                     Graduate School of Management, and          Worldwide, Inc.; Investment
                                                           Faculty Director of the Harold Price        Company Institute;
                                                           Center for Entrepreneurial Studies,         Independent Directors Council
                                                           University of California at Los Angeles.

Daniel L. Pavelich             Composite Funds-1 year      Retired Chairman and CEO of BDO Seidman.    Catalytic, Inc.; Vaagen Bros.
Age 62                         WM Group of Funds-8 years                                               Lumber, Inc.


Jay Rockey                     Composite Funds-3 years     Founder and Senior Counsel of The Rockey
Age 78                         WM Group of Funds-8 years   Company, now Rockey, Hill & Knowlton.

Richard C. Yancey              Composite Funds-23 years    Retired Managing Director of Dillon Read    AdMedia Partners Inc.; Czech
(Chairman)                     WM Group of Funds-8 years   & Co., an investment bank now part of       and Slovak American
Age 80                                                     UBS.                                        Enterprise Fund

NAME, AGE, AND ADDRESS(1)      LENGTH OF                   PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(3)(4)    TIME SERVED(2)              DURING PAST 5 YEARS                         HELD BY TRUSTEE
---------------------------    --------------              -----------------------                     -------------------
Anne V. Farrell                Composite Funds-4 years     President Emeritus of the Seattle           Washington Mutual, Inc.;
Age 71                         WM Group of Funds-8 years   Foundation.                                 Recreational Equipment, Inc.

William G. Papesh              Composite Funds-9 years     President and Director of the Advisor;      Member of Investment Company
(President and CEO)            WM Group of Funds-8 years   Sr. Vice President and Director of the      Institute Board of Governors.
Age 63                                                     Transfer Agent and Distributor.

NAME, AGE, AND ADDRESS(1)      POSITION(S) HELD WITH REGISTRANT &                  PRINCIPAL OCCUPATION(S)
OF OFFICER(4)                  LENGTH OF TIME SERVED                               DURING PAST 5 YEARS
-------------------------      ----------------------------------                  -----------------------
Wendi B. Bernard               Vice President and Assistant Secretary since        Assistant Vice President of the Advisor.
Age 38                         2006. Prior to 2006, various other officer
                               positions since 2003.

Jeffrey L. Lunzer, CPA         First Vice President, Chief Financial Officer and   First Vice President of the Advisor, Transfer
Age 46                         Treasurer since 2003.                               Agent and Distributor. Prior to 2003, senior
                                                                                   level positions at the Columbia Funds and
                                                                                   Columbia Management Company.

William G. Papesh              President and CEO since 1987. Prior to 1987,        President and Director of the Advisor; Sr. Vice
Age 63                         other officer positions since 1972.                 President and Director of the Transfer Agent and
                                                                                   Distributor.

Gary Pokrzywinski              Senior Vice President since 2004. First Vice        Senior Vice President and Director of the
Age 45                         President since 2001. Prior to 2001, Vice           Advisor, Transfer Agent and Distributor.
                               President since 1999.

Debra Ramsey                   Senior Vice President since 2004.                   President and Director of the Transfer Agent and
Age 53                                                                             Distributor; Sr. Vice President and Director of
                                                                                   the Advisor.

John T. West                   First Vice President, Secretary, Chief Compliance   First Vice President of the Advisor, Transfer
Age 51                         Officer and Anti-Money Laundering Compliance        Agent and Distributor.
                               Officer since 2004. Prior to 2004, various other
                               officer positions since 1993.

Randall L. Yoakum              Senior Vice President since 2001.                   Senior Vice President and Chief Investment
Age 47                         Prior to 2001, First Vice President since 1999.     Strategist of the Advisor.

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 8th Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998, to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc., WM Advisors, Inc., WM Funds Distributor, Inc. and WM Shareholder Services, Inc.

(4) The Trustees and Officers serve in these capacities for the 40 Portfolios and Funds in the Fund Complex. Each Trustee and Officer shall hold the indicated positions until his or her resignation, retirement or removal.

                                    (GRAPHIC)

(WM GROUP OF FUNDS LOGO)


A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

This annual report is published as general information for the shareholders of the WM Group of Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the fund. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your Investment Representative or call 800-222-5852.

The WM Group of mutual funds is advised by WM Advisors, Inc., distributed by WM Funds Distributor, Inc., and sold through WM Financial Services, Inc. (all affiliates of Washington Mutual, Inc.) and independent broker/dealers.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

(WM GROUP OF FUNDS LOGO)

                                     MM 3441             9214 WMTEBFAR (1/15/07)

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing
Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

  2005          2006
--------      --------
$343,000      $327,800

(b) Audit-Related Fees

  2005          2006
--------      --------
None          None

For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees

  2005          2006
--------      --------
$28,608       $28,600

The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Trust I for the tax years ended October 31, 2004 and October 31, 2005.

(d) All Other Fees

For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Pre-approval Policies and Procedures

Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the funds in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended October 31, 2006, the registrant's principal accountant billed aggregate non-audit fees in the amount of $112,000 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended October 31, 2005, the registrant's principal accountant billed aggregate non-audit fees in the amount of $0 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.

(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of December 27, 2006, which is a date within 90 days of the filing date of this report on Form N-CSR, that, as of such date, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits under the Act is accumulated and communicated to the registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

Such officers had previously become aware of a control deficiency relating to the design of the Fund's internal control over financial reporting as of October 31, 2006, related to the review and analysis of the relevant terms and conditions of certain transfers of securities to determine whether the transfers qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," and had reevaluated disclosure controls and procedures and concluded that they were not effective at that date. The Fund's independent registered public accountants advised the Fund that this control deficiency represented a material weakness in internal control over financial reporting at October 31, 2006. Subsequent to October 31, 2006, but prior to the evaluation of the design and operation of the registrant's disclosure controls and procedures at December 27, 2006, the registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floating rate obligations in light of Statement of Financial Accounting Standards No. 140.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed in the second paragraph above subsequent to October 31, 2006, the registrant enhanced controls over the application of SFAS No. 140.

ITEM 12. EXHIBITS

(a) Registrant's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto at Exhibit 99.CODE ETH.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Trust I


By: /s/ William G. Papesh
    -------------------------------------
    William G. Papesh
    President and Chief Executive Officer

Date: January 12, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities an on the dates indicated.


By: /s/ Jeffrey L. Lunzer
    -------------------------------------
    Jeffrey L. Lunzer
    Treasurer and Chief Financial Officer

Date: January 12, 2007


By: /s/ William G. Papesh
    -------------------------------------
    William G. Papesh
    President and Chief Executive Officer

Date: January 12, 2007